UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2019

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	AFINP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Common Stock Dividend

On July 1, 2019, American Finance Trust, Inc. (the “Company”) issued a press release announcing the declaration of a dividend of $0.0916667 (based on the annualized rate of $1.10 per share) on each share of the Company’s Class A common stock payable on July 15, 2019, August 15, 2019 and September 16, 2019 to holders of record of shares of the Company’s Class A common stock at the close of business on July 11, 2019, August 8, 2019, and September 9, 2019, respectively.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Transfer Agent Transition

Effective on July 30, 2019, Computershare Trust Company, N.A. (together with its affiliates, “Computershare”) will replace DST Systems, Inc. as the transfer agent and registrar for the Company’s Class A common stock and the Company’s 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock and as the plan administrator under the Company’s Amended and Restated Distribution Reinvestment Plan for its Class A common stock (the “DRIP”).

Computershare may be contacted at the following address and telephone number:

Computershare Trust Company, N.A.

Attention: American Finance Trust, Inc.

P.O. Box 505000

Louisville, KY 40233

(866) 902-0063

On July 1, 2019, the Company mailed a notice to all record holders of the Company’s Class A common stock (including all participants in the DRIP) announcing the appointment of Computershare as the new stock transfer agent and registrar for the Company’s Class A common stock and the new plan administrator under the DRIP effective July 30, 2019. A copy of this notice is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release dated July 1, 2019
99.2	Notice dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)

Dated: July 1, 2019